COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

7.  COMMITMENTS AND CONTINGENCIES

Leases.   Our operating leases principally involve office space and office equipment. Rental expense from continuing operations for operating leases, which is recognized on a straight-line basis over the lease term, was $21.5 million, $21.2 million and $19.7 million for the twelve months ended December 31, 2012, 2011 and 2010, respectively. Our headquarters building ground lease has purchase options exercisable beginning in 2019, renewal options exercisable in 2048 and escalation clauses that began in 2009. Expected future minimum payment obligations for non-cancelable operating leases exceeding one year are as follows as of December 31, 2012:

Years ending December 31,	Amount
(In millions)
2013	$20.2
2014	14.9
2015	11.7
2016	8.0
2017	6.1
Thereafter	32.8
$93.7

We have no material sublease agreements and as a result, expected sublease income is not reflected as a reduction in the total minimum rental obligations under operating leases in the table above.

Data Processing, Outsourcing Services and Other Agreements.   We have separate agreements with IBM, TCS and others to outsource portions of our computer data processing operations, applications development, maintenance and related functions and to provide certain other administrative and operational services. The agreements expire between2013and 2018. The estimated aggregate minimum contractual obligation remaining under these agreements is approximately $70 million as of December 31, 2012, with no future year’s minimum contractual obligation expected to exceed approximately $40 million. Annual payment obligations in regard to these agreements vary due to factors such as the volume of data processed; changes in our servicing needs as a result of new product offerings, acquisitions or divestitures; the introduction of significant new technologies; foreign currency; or the general rate of inflation. In certain circumstances (e.g., a change in control or for our convenience), we may terminate these data processing and outsourcing agreements, and, in doing so, certain of these agreements require us to pay a significant penalty.

During 2012, we amended certain portions and terminated certain other portions of our operations support services agreement for North America with IBM. The amended agreement extends certain terms two years through December 2016 and changes certain variable cost to fixed cost intended to provide financial savings to the Company. During 2011, we amended our operations support services agreement in North America with IBM. The amended agreement extended the term one year through December 2014 and changed certain variable cost to fixed cost intended to provide financial savings to the Company.  During 2010, we amended our data processing outsourcing agreement with IBM in the U.K. The amended agreement extended the term three years through December 2016 and allows for a reduction in the scope of services provided by IBM, as well as financial savings to the Company. Under our agreement with IBM (which covers our operations in North America, Europe, Peru and Chile), we have outsourced certain of our mainframe and midrange operations, help desk service and desktop support functions, and the operation of our voice and data networks. The scope of such services varies by location. The estimated future minimum contractual obligation under the revised agreement is approximately $60 million for the remaining term, with no individual year’s minimum expected to exceed approximately $30 million. We may terminate certain portions of this agreement without penalty in the event that IBM is in material breach of the terms of the agreement. During 2012, 2011 and 2010, we paid $70.5 million, $79.7 million and $61.1 million, respectively, for these services.

Change in Control Agreements.   We have entered into change in control severance agreements with certain key executives. The agreements provide for, among other things, certain payments and benefits in the event of a qualifying termination of employment (i.e., termination of employment by the executive for “good reason” or termination of employment by the Company without “cause,” each as defined in the agreements) following a change in control of the Company. In the event of a qualifying termination, the executive will become entitled to continuation of group health, dental, vision, life, disability, 401(k) and similar benefits for three years, as well as a lump sum severance payment, all of which differs by executive.

The change in control agreements have a three-year term and automatically renew for another three years unless we elect not to renew the agreements. Change in control events potentially triggering benefits under the agreements would occur, subject to certain exceptions, if (1) any person acquires 20% or more of our voting stock; (2) upon a merger or other business combination, our shareholders receive less than two-thirds of the common stock and combined voting power of the new company; (3) we sell or otherwise dispose of all or substantially all of our assets; or (4) we liquidate or dissolve.

If these change in control agreements had been triggered as of December 31, 2012, payments of approximately $48.1 million would have been made (excluding tax gross-up amounts of $26.6 million). Under the Company’s existing director and employee stock benefit plans, a change in control generally would result in the immediate vesting of all outstanding stock options and satisfaction of the restrictions on any outstanding nonvested stock awards.

Guarantees.   We will from time to time issue standby letters of credit, performance bonds or other guarantees in the normal course of business. The aggregate notional amount of all performance bonds and standby letters of credit is not material at December 31, 2012, and all have a remaining maturity of one year or less. The maximum potential future payments we could be required to make under the guarantees is not material at December 31, 2012.

General Indemnifications.   We are the lessee under many real estate leases. It is common in these commercial lease transactions for us, as the lessee, to agree to indemnify the lessor and other related third parties for tort, environmental and other liabilities that arise out of or relate to our use or occupancy of the leased premises. This type of indemnity would typically make us responsible to indemnified parties for liabilities arising out of the conduct of, among others, contractors, licensees and invitees at or in connection with the use or occupancy of the leased premises. This indemnity often extends to related liabilities arising from the negligence of the indemnified parties, but usually excludes any liabilities caused by either their sole or gross negligence and their willful misconduct.

Certain of our credit agreements include provisions which require us to make payments to preserve an expected economic return to the lenders if that economic return is diminished due to certain changes in law or regulations. In certain of these credit agreements, we also bear the risk of certain changes in tax laws that would subject payments to non-U.S. lenders to withholding taxes.

In conjunction with certain transactions, such as sales or purchases of operating assets or services in the ordinary course of business, or the disposition of certain assets or businesses, we sometimes provide routine indemnifications, the terms of which range in duration and sometimes are not limited.

The Company has entered into indemnification agreements with its directors and executive officers. Under these agreements, the Company has agreed to indemnify such individuals to the fullest extent permitted by law against liabilities that arise by reason of their status as directors or officers and to advance expenses incurred by such individuals in connection with the related legal proceedings. The Company maintains directors and officers liability insurance coverage to reduce its exposure to such obligations.

We cannot reasonably estimate our potential future payments under the indemnities and related provisions described above because we cannot predict when and under what circumstances these provisions may be triggered. We have no accrual related to indemnifications on our Consolidated Balance Sheets at December 31, 2012 and 2011.

Subsidiary Dividend and Fund Transfer Limitations.   The ability of some of our subsidiaries and associated companies to transfer funds to us is limited, in some cases, by certain restrictions imposed by foreign governments, which do not, individually or in the aggregate, materially limit our ability to service our indebtedness, meet our current obligations or pay dividends.

Contingencies.   We are involved in legal proceedings, claims and litigation arising in the ordinary course of business. We periodically assess our exposure related to these matters based on the information which is available. We have recorded accruals in our Consolidated Financial Statements for those matters in which it is probable that we have incurred a loss and the amount of the loss, or range of loss, can be reasonably estimated.

We also accrue for unpaid legal fees for services performed to date. Although the final outcome of these other matters cannot be predicted with certainty, any possible adverse outcome arising from these matters is not expected to have a material impact on our Consolidated Financial Statements, either individually or in the aggregate. However, our evaluation of the likely impact of these matters may change in the future.

Tax Matters.    In 2003, the Canada Revenue Agency, or CRA, issued Notices of Reassessment, asserting that Acrofax, Inc., a wholly-owned Canadian subsidiary of Equifax, was liable for additional tax for the 1995 through 2000 tax years, related to certain intercompany capital contributions and loans. Subsequently in 2003, we made a statutorily-required deposit for a portion of the claim. On May 31, 2011, we settled this CRA claim for $1.1 million (1.1 million in Canadian dollars) and received a net refund of the deposit and accrued interest in the amount of $9.9 million (9.7 million in Canadian dollars).